Exhibit 10.1

CONSENT AND

AMENDMENT NO. 3 TO

SECOND AMENDED AND RESTATED

LOAN FUNDING AND SERVICING AGREEMENT

(ACS Funding Trust I)

THIS CONSENT AND AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of January 28, 2005 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., as the servicer (in such capacity, the “Servicer”), VARIABLE FUNDING CAPITAL CORPORATION, as a conduit lender (in such capacity, a “Conduit Lender”), WACHOVIA CAPITAL MARKETS, LLC, as the deal agent (in such capacity, the “Deal Agent”), JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase Bank”), as an institutional lender (in such capacity, an “Institutional Lender”) and as the swingline lender (in such capacity, the “Swingline Lender”), CITIGROUP GLOBAL MARKETS REALTY CORP., as an institutional lender (in such capacity, an “Institutional Lender”), YC SUSI TRUST, as a conduit lender (in such capacity, a “Conduit Lender”), Bank of America, National Association, as an institutional lender (in such capacity, an “Institutional Lender”) and as the lender agent for YC SUSI TRUST (in such capacity, a “Lender Agent”) and is acknowledged and agreed to by WACHOVIA BANK, NATIONAL ASSOCIATION, as a hedge counterparty (in such capacity, the “Hedge Counterparty”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Loan Funding and Servicing Agreement, dated as of August 10, 2004 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to (i) consent to the increase of the Commitment of Citigroup pursuant to and in accordance with Section 2.1(e) of the Agreement and (ii) amend the Agreement as provided herein, pursuant to and in accordance with Section 12.1(a) of the Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. CONSENT.

The parties hereto hereby consent to an increase in the Commitment of Citigroup and a corresponding increase in the Facility Amount as follows:

Existing Commitment of Citigroup:	$100,000,000
Existing Facility Amount:	$850,000,000
Increased Commitment of Citigroup:	$250,000,000
Increased Facility Amount:	$1,000,000,000

SECTION 2. AMENDMENTS.

(a) The Table of Contents is hereby amended by inserting, in appropriate alphabetical sequence under the heading “ANNEXES,” the following:

“Annex B                    Commitments”.

(b) The definition of “Commitment” in Section 1.1 is hereby amended by replacing, in clause (a) thereof, the words “on the signature pages of this Agreement, under the heading “Commitment,” or the amount set forth in the Joinder Supplement with respect to such Lender, as applicable,” with the words “on Annex B hereto”.

(c) The definition of “Facility Amount” in Section 1.1 is hereby amended by replacing the number “$850,000,000” therein with the number “$1,250,000,000.”

(d) The definition of “Large Loan Limit” in Section 1.1 is hereby replaced in its entirety as follows”

“Large Loan Limit”: An amount determined in accordance with the table below.

Aggregate Outstanding Loan Balance	Large Loan Limit
Less than or equal to $250,000,000	$20,000,000
Greater than $250,000,000 but less than or equal to $400,000,000	$25,000,000
Greater than $400,000,000 but less than or equal to $500,000,000	$30,000,000
Greater than $500,000,000 but less than or equal to $600,000,000	$35,000,000
Greater than $600,000,000 but less than or equal to $700,000,000	$40,000,000
Greater than $700,000,000 but less than or equal to $800,000,000	$42,500,000
Greater than $800,000,000 but less than or equal to $900,000,000	$45,000,000
Greater than $900,000,000 but less than or equal to $1,000,000,000	$47,500,000
Greater than $1,000,000,000	$50,000,000

(e) The first sentence of Section 2.1(e) is hereby amended by replacing, in clause (i) thereof, the number “$850,000,000” with the number “$1,250,000,000,” by deleting the word “and” appearing before clause (iv) thereof, and by adding a new clause (v) as follows:

“; and (v) upon any such increase of an existing Lender’s Commitment or the addition of a new Lender, Annex B hereto shall be replaced with a revised Annex B reflecting the revised Commitments and/or Lenders.”

(f) Section 12.1(a) is hereby amended by replacing, in clause (x) of the first proviso thereto, the number “$850,000,000” with the number “$1,250,000,000.”

(g) The Annexes to the Agreement are hereby amended by inserting, after Annex A, Annex B hereto as Annex B to the Agreement.

SECTION 3. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 4. REPRESENTATIONS.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by- laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 5. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon (i) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Deal Agent and (ii) delivery of executed signature pages by all parties hereto to the Deal Agent.

SECTION 6. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACS FUNDING TRUST I, as Borrower

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Beneficiary Trustee

AMERICAN CAPITAL STRATEGIES, LTD., as Servicer

By:	/s/ John Erickson
Name:	John Erickson
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

VARIABLE FUNDING CAPITAL CORPORATION, as a Conduit Lender

By:	Wachovia Capital Markets, LLC, as attorney-in-fact

By:	/s/ Douglas R. Wilson, Sr.
Name:	Douglas R. Wilson, Sr.
Title:	Vice President

WACHOVIA CAPITAL MARKETS, LLC, as the Deal Agent

By:	/s/ Paul A. Burkhart
Name:	Paul A. Burkhart
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

JPMORGAN CHASE BANK, N.A., as an Institutional Lender

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as the Swingline Lender

By:	/s/ Christine Herrick
Name:	Christine Herrick
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

CITIGROUP GLOBAL MARKETS REALTY CORP., as an Institutional Lender

By:	/s/ Martin N. Lifschutz
Name:	Martin N. Lifschutz
Title:	Director

YC SUSI TRUST, as a Conduit Lender

By:	BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Trustee and SUSI Trustee

By:	/s/ Lisa McMillan
Name:	Lisa McMillan
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Lender Agent and as an Institutional Lender

By:	/s/ Lisa McMillan
Name:	Lisa McMillan
Title:	Principal

Annex B

Commitments

Lender	Commitment
Variable Funding Capital Corporation, as a Conduit Lender	$350,000,000

JPMorgan Chase Bank, as an Institutional Lender	$250,000,000

JPMorgan Chase Bank, as the Swingline Lender	$50,000,000	*

Citigroup Global Markets Realty Corp., as an Institutional Lender	$250,000,000

YC SUSI Trust, as Conduit Lender and Bank of America, National Association, as Institutional Lender	$150,000,000

Facility Amount	$1,000,000,000

*	The sum of the Advances outstanding under the Structured Notes and Swingline Advances outstanding shall not exceed the Facility Amount.

B-1